                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

                               FORM 8-K

                         CURRENT REPORT PURSUANT

                      TO SECTION 13 OR 15(D) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)

                             March 1, 2011

                           ------------------

                    China Holdings Group, Inc.

         ------------------------------------------------------

         (Exact Name of Registrant as Specified in Its Charter)

                                 Nevada

            ----------------------------------------------

            (State or Other Jurisdiction of Incorporation)

                                    000-25997                                                91-1939533

       ------------------------     ---------------------------------

       (Commission File Number)     (IRS Employer Identification No.)

           73726 Alessandro Dr. Suite 103, Palm Desert, CA 92260

          --------------------------------------------------------

          (Address of Principal Executive Offices)      (Zip Code)

                                760-776-8899

            ----------------------------------------------------

            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

   [ ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act

         (17 CFR 240.14a-12)

   [ ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the

         Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the

         Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

ITEM 1. At a Special Meeting of the Board of Directors held on March 1, 2011, Mr. Neville Pearson was appointed as the Chief Financial Officer of the Company.

Mr. Pearson is a Fellow of the Association of Chartered Certified Accountants, and has gained over 35 years of senior level financial management experience at CFO / Controller level with both Public Multi-National and Private Companies on three continents. Mr. Pearson brings extensive experience in the Real Estate Development and Construction fields, as well as having worked in the Automotive, Mining and Food manufacturing sectors.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 10, 2011

By:

 ------------------------------

Name:  Dempsey Mork

Title: Director